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                                                                    EXHIBIT 10.1

                           BORROWER SECURITY AGREEMENT

     THIS BORROWER SECURITY AGREEMENT (this "Agreement") dated as of July 1, 2001, by and between Thomas & Betts Corporation, a Tennessee corporation (the "Borrower"), and Wachovia Bank, N.A. (the "Agent"), as administrative agent for the benefit of itself and the Banks party to the Credit Agreement (the "Banks" and together with the Agent, the "Lender Group").

                                    RECITALS

     WHEREAS, the Borrower, the Agent (as successor agent to Morgan Guaranty Trust Company of New York) and the Banks have entered into that certain Five-Year Credit Agreement dated as of July 1, 1998, as amended by that certain Amendment No. 1 to Five-Year Credit Agreement dated as of January 4, 1999 and that certain Amendment No. 2 dated as of September 25, 2000 (together with all subsequent amendments, restatements, modifications, substitutions, and replacements thereof, the "Credit Agreement"); and

     WHEREAS, as a condition precedent to the Agent and the Banks entering into that certain Waiver and Amendment among the Borrower, the Agent and the Banks of even date herewith, the Borrower shall have executed and delivered this Agreement, in order to secure, as further described below, (a) the obligations of the Borrower arising from this Agreement and the Credit Agreement (including, without limitation, any interest, fees and other charges in respect of the notes and other loan documents executed in connection with the Credit Agreement (collectively, the "Loan Documents") that would accrue but for the filing of a bankruptcy action with respect to the Borrower, whether or not such claim is allowed in such bankruptcy action), and (b) all of the Borrower's obligations with respect to letters of credit now or hereafter issued by Wachovia Bank, N.A. for the account of the Borrower, with respect to foreign exchange agreements between the Borrower and Wachovia Bank, N.A., and with respect to treasury management services provided by Wachovia Bank, N.A. for the account of the Borrower ((a) and (b) being hereinafter together referred to as the "Secured Obligations");

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree that capitalized terms used herein without definition shall have the meanings ascribed thereto in the Credit Agreement and further agree as follows:

     SECTION 1. GRANT OF SECURITY. The Borrower hereby grants to the Agent, for the benefit of Lender Group, a security interest in all of the Borrower's right, title and interest in and to the following described property, whether now owned and existing or hereafter created or acquired and wherever located within the United States and all substitutions therefor, accessions thereto and improvements thereon (collectively, the "Collateral"), to secure the prompt payment of any and all of the Secured Obligations and

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to secure prompt performance by the Borrower of its covenants and duties under the Credit Agreement and the other Loan Documents to which it is a party:

          (a) all currently existing and hereafter arising accounts, contract rights, and all other forms of obligations arising out of the sale or lease of goods or the rendition of services irrespective of whether earned by performance, and any and all credit insurance, guaranties, or security therefor and all supporting obligations in respect thereof (the "Accounts");

          (b) all present and hereafter acquired machinery, machine tools, motors, equipment, furniture, furnishings, fixtures, vehicles (including motor vehicles and trailers), tools, parts, goods (other than consumer goods, farm products, or Inventory), wherever located, including, all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing (the "Equipment");

          (c) all present and future inventory including goods held for sale or lease or to be furnished under a contract of service, goods that are leased, goods that are furnished under a contract for service, and all present and future raw materials, work in process, finished goods, and packing and shipping materials (the "Inventory");

          (d) all funds, collections and other items deposited in or credited to
(i) lockbox account number 101215 maintained at Wachovia Bank, N.A., (ii) lockbox account number 92536 maintained at Northern Trust Company, (iii) lockbox account 402411 maintained at Bank of America, and (iv) lockbox account 67-795227 maintained at SouthTrust (collectively, the "Bank Accounts"); and

          (e) the proceeds and products, whether tangible or intangible, of any of the foregoing, including proceeds of insurance covering any or all of the Collateral, and any and all Accounts, Equipment, Inventory, money, deposit accounts, or other tangible or intangible property resulting from the sale, exchange, collection, or other disposition of any of the foregoing, or any portion thereof or interest therein, and the proceeds thereof.

     Notwithstanding the foregoing, "Collateral" shall expressly exclude property which is defined as "Principal Property" or as "Restricted Securities" in the Indentures dated as of January 15, 1992 and dated as of August 1, 1998, each as amended, to which the Borrower is a party.

     SECTION 2. AGREEMENT TO RELEASE. The Borrower desires and intends to enter into an agreement pursuant to which it will sell or transfer Accounts under a securitization facility acceptable to the Agent in its sole discretion (the "Securitization Facility"). In order to enter into the Securitization Facility, the Borrower will be required to obtain a release (the "Release") of the security interest granted herein with respect to the Accounts which are to be sold or transferred under the Securitization Facility. The Agent hereby agrees to promptly provide the Release upon the following conditions:


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(a) the Agent shall have received appraisals or other evidence satisfactory to it in its sole discretion establishing that the value of the Collateral constituting Inventory and Equipment is sufficient to fully collateralize the Secured Obligations, or, if such value is insufficient to fully collateralize the Secured Obligations, as determined by the Agent in its sole discretion, or if such determination is not made prior to the time the Release is requested by the Borrower, the Borrower shall have provided cash collateral to secure the Secured Obligations in an amount of $25,000,000, or such lesser amount as shall, in the sole discretion of the Agent, together with other Collateral fully collateralize the Secured Obligations; and (b) no Event of Default shall have occurred and be continuing. The Release shall not include, and the Agent shall continue to hold a security interest in, all Accounts which are reconveyed to the Borrower pursuant to the terms and conditions of the Securitization Facility and all Accounts which are not sold or transferred thereunder. In addition, the Borrower hereby expressly confirms and agrees that all amounts due to, or received by, the Borrower from any purchaser pursuant to the Securitization Facility shall constitute Collateral hereunder, and the Borrower hereby grants to the Agent a security interest therein to secure the Secured Obligations.

     SECTION 3. SECURITY FOR SECURED OBLIGATIONS. The security interest and security title granted by the Borrower under this Agreement secures the payment of all of the Secured Obligations.

     SECTION 4. BORROWER REMAINS LIABLE. Anything herein to the contrary notwithstanding, (a) the Borrower shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of the duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Agent or any other member of the Lender Group of any of the rights hereunder shall not release the Borrower from any of its duties or obligations under the contracts and agreements included in the Collateral, and (c) none of the members of the Lender Group shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall any of the members of the Lender Group be obligated to perform any of the obligations or duties of the Borrower thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

     SECTION 5. GOVERNMENT CONTRACTS. If any Account arises out of a contract or contracts with the United States of America or any department, agency, or instrumentality thereof, the Borrower shall immediately notify the Agent thereof in writing and execute any instruments or take any steps required by the Agent in order that all moneys due or to become due under such contract or contracts shall be assigned to the Agent and notice thereof given under the Federal Assignment of Claims Act or other applicable law.

     SECTION 6. REPRESENTATIONS, WARRANTIES AND COVENANTS. The Borrower hereby represents, warrants and covenants as follows:


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          (a) The exact legal name of the Borrower is set forth in the introductory paragraph of this Agreement. The Borrower does not conduct as of the date hereof, and, during the five-year period immediately preceding the date hereof, has not conducted, business under any trade name or other fictitious name other than those set forth on Schedule 1 attached hereto. The Internal Revenue Service taxpayer identification number of the Borrower is set forth on
Schedule 1.

          (b) All of the Inventory and Equipment of the Borrower, other than Inventory in transit and vehicles, is located in the United States at the places specified in Schedule 2 attached hereto. The chief place of business and chief executive office of the Borrower is at the address set forth on Schedule 2. The offices where the Borrower keeps records concerning its Accounts are located at the addresses specified in Schedule 2 attached hereto. None of the Accounts of the Borrower is evidenced by a promissory note or other instrument, other than a note or other instrument which has been delivered to the Agent. The Borrower covenants and agrees that it will not (i) maintain Collateral at any location other than those listed on Schedule 2, (ii) otherwise change or add to any of such locations, or (iii) change the location of its principal place of business or chief executive office, or the office where the Borrower keeps records concerning its Accounts, from the locations identified as such on Schedule 2, unless, in either case, it gives the Agent at least thirty (30) days' prior written notice thereof and executes any and all financing statements and other documents that the Agent reasonably requests in connection therewith.

          (c) Schedule 3 attached hereto sets forth a true, complete and correct list of (i) all leases for real property on which Inventory or Equipment of the Borrower is stored and (ii) the name and address of each location at which Inventory or Equipment of the Borrower is stored with a reprocessor, warehouseman or other bailee. The Borrower shall provide to the Agent within fifteen (15) days of the date hereof, the name and mailing address of each lessor with respect to the leases referred to in (i) hereof and the name and address of each reprocessor, warehouseman or bailee with respect to the locations referred to in (ii) hereof.

          (d) This Agreement creates a valid security interest in the Collateral of the Borrower under Article 9 of the Uniform Commercial Code (the "Code"), securing the payment of the Secured Obligations, and all filings necessary to perfect such security interest have been duly made or will have been made upon the filing of Uniform Commercial Code financing statements listing the Borrower, as debtor, and the Agent, as secured party, in the jurisdictions listed on
Schedule 4 attached hereto. Upon the making of such filings, the Agent shall have a perfected security interest in the Collateral described therein to the extent such security interest can be perfected by the filing of a financing statement under the Code.

          (e) The parties intend that all of the Collateral shall remain personal property regardless of the manner of its attachment or affixation to real property.


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          (f) Unless otherwise agreed to by the Agent, the Borrower shall direct each account debtor located in, maintaining a chief executive office in, or organized under the laws of a state of, the United States, with respect to the Accounts to forward payment of the amounts owed by such account debtor directly to one of the Bank Accounts, and the Borrower shall remit all cash, checks, drafts, items and other instruments for the payment of money which it now has or may at any time hereafter receive in full or partial payment for the Inventory (including insurance proceeds) or otherwise as proceeds of the Accounts to the Bank Accounts. In the event such items of payment are inadvertently received by the Borrower or any such other Person, whether or not in accordance with the terms of this Agreement, the Borrower or other Person shall be deemed to hold the same in trust for the benefit of Agent and promptly forward them to the Agent for deposit in a Bank Account. The Borrower shall maintain the Bank Accounts at all times.

     SECTION 7. FURTHER ASSURANCES.

          (a) The Borrower agrees that from time to time, at its own expense, the Borrower will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or that the Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Agent to exercise and enforce its rights and remedies hereunder with respect to any of the Collateral. Without limiting the generality of the foregoing, the Borrower shall: (i) if requested by the Agent upon the occurrence and continuation of an Event of Default, mark each of its records pertaining to the Collateral with a legend, in form and substance satisfactory to the Agent, indicating that such document, or Collateral is subject to the security interest granted hereby; (ii) if any Account of the Borrower shall be evidenced by a promissory note or other instrument, deliver and pledge to the Agent hereunder such note or instrument duly indorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Agent; and (iii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or as the Agent may request, in order to perfect and preserve the security interest granted or purported to be granted hereby.

          (b) The Borrower hereby authorizes the Agent and appoints the Agent its attorney-in-fact to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without its signature where permitted by law. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

          (c) Within thirty (30) days after the date hereof, the Borrower shall deliver or cause to be delivered to the Agent a "Control Agreement" executed by each of


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Northern Trust Company Bank, Bank of America, and South Trust regarding the Bank
Account maintained by it, in form and substance acceptable to the Agent.

     SECTION 8. AGENT'S RIGHT TO INSPECT; FURTHER ASSIGNMENTS AND SECURITY INTEREST. The Agent (through any of its officers, employees or agents) shall have the right, from time to time hereafter to inspect the Borrower's books and records and to check, test and appraise the Collateral in order to verify the Borrower's financial condition or the amount, quality, value, condition of or any other matter relating to the Collateral, provided that if no Event of Default has occurred and is continuing, the Agent or its agents shall only conduct any such inspection or review of Borrower's books and records and/or the Collateral during normal business hours.

     SECTION 9. TRANSFERS AND OTHER LIENS. The Borrower shall not (a) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of Collateral of the Borrower, except Inventory in the ordinary course of business; PROVIDED, HOWEVER, the Borrower may sell Collateral (in addition to such Inventory) in an aggregate amount not to exceed $30,000,000 (measured at the higher of fair market value or book value for each item) for all such Collateral sold after the date hereof so long as (i) no Event of Default exists or would be caused thereby, (ii) the net cash proceeds of any such sale are remitted directly to a Bank Account, and (iii) the Agent otherwise consents to such sale (such consent not to be unreasonably withheld), or (b) create or permit to exist any lien, security interest, option or other charge or encumbrance upon or with respect to any of the Collateral of the Borrower other than liens permitted under Section 5.09 of the Credit Agreement. The inclusion of proceeds in the Collateral shall not be deemed to constitute the Agent's consent to any sale or other disposition of any of the Collateral except as expressly permitted in this Agreement or the other Loan Documents.

     SECTION 10. AGENT APPOINTED ATTORNEY-IN-FACT. The Borrower hereby irrevocably makes, constitutes and appoints the Agent, and its successors or assigns, as its attorney-in-fact, with full authority in the place and stead of the Borrower and in the name of the Borrower or otherwise, at such time as an Event of Default has occurred and is continuing under the Credit Agreement, to take any action and to execute any instrument which the Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

          (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in connection with the Accounts or any other Collateral of the Borrower;

          (b) to receive, indorse, and collect any drafts or other instruments, documents, bills of lading relating to any Account, drafts against account debtors, schedules and assignments of Accounts and notices to account debtors, in connection therewith;


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          (c) to file any claims or take any action or institute any proceedings which the Agent may deem necessary or desirable for the collection of any of the Collateral of the Borrower or otherwise to enforce the rights of the Agent with respect to any of the Collateral of the Borrower;

          (d) to repair, alter, or supply goods, if any, necessary to fulfill in whole or in part the purchase order of any Person obligated to the Borrower in respect of any Account of the Borrower and send requests for verification of Accounts;

          (e) to make, settle and adjust all claims for loss or damage to any item of Collateral constituting Inventory or Equipment under the Borrower's policies of insurance and make all determinations and decisions with respect to coverage affecting the Collateral under such policies of insurance; and

          (f) to use any labels, patents, trademarks, trade names, URLs, domain names, industrial designs, copyrights, advertising matter or other industrial or intellectual property rights, in advertising for sale and selling Inventory and other Collateral and to collect any amounts due under Accounts of the Borrower.

     SECTION 11. AGENT MAY PERFORM. If the Borrower fails to perform any agreement contained herein, the Agent may itself perform, or cause performance of, such agreement, and the expenses of the Agent incurred in connection therewith shall be payable by the Borrower as part of the Secured Obligations.

     SECTION 12. AGENT'S DUTIES. The powers conferred on the Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon the Agent to exercise any such powers. Except for the safe custody of any Collateral in its actual possession and the accounting for moneys actually received by it hereunder, the Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its actual possession if such Collateral is accorded treatment substantially equal to that which the Agent accords its own property.

     SECTION 13. COLLECTION OF ACCOUNT. At any time upon the occurrence and during the continuation of an Event of Default, the Agent or the Agent's designee may (a) notify account debtors of the Borrower that the Accounts have been assigned to the Agent for the benefit of the Lender Group or that the Agent has a security interest therein, and (b) collect the Accounts directly, and any collection costs and expenses shall constitute part of Borrower's Secured Obligations under the Credit Agreement. If an Event of Default has occurred and is continuing, the Borrower agrees that it will hold in trust for the Agent, as the Agent's trustee, any collections on the Collateral that it receives and immediately will deliver said collections to the Agent in their original form as received by the Borrower.


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     SECTION 14. REMEDIES. Upon the occurrence and during the continuance of an
Event of Default:

          (a) The Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein, in the other Loan Documents, or otherwise available to it, all the rights and remedies of a secured party on default under the Code in effect in the State of New York from time to time or any other applicable jurisdiction. Without limiting the generality of the foregoing, the Borrower expressly agrees that in any such event the Agent without demand for performance or other demand, advertisement or notice of any kind (except a notice specified below of time and place of public or private sale or as expressly required by the Credit Agreement) to or upon the Borrower or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the Code and other applicable law), may take immediate possession of the Collateral and (i) require the Borrower to, and the Borrower hereby agrees that it will at its own expense and upon request of the Agent forthwith, assemble all or part of the Collateral as directed by the Agent and make it available to the Agent at one or more locations where the Borrower regularly maintains Inventory and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Agent may deem commercially reasonable. The Borrower agrees that, to the extent notice of sale shall be required by law, at least seven (7) calendar days' notice to the Borrower of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

          (b) Any cash held by the Agent as Collateral and all cash proceeds received by the Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Agent, be held by the Agent as Collateral for, and/or then or at any time thereafter be applied in whole or in part by the Agent against, all or any part of the Secured Obligations in such order as may be determined by the Agent. Any surplus of such cash or cash proceeds held by the Agent and remaining after payment in full of all the Secured Obligations shall be delivered to the Borrower.

          (c) The Agent shall have the right to the appointment of a receiver for the properties and assets of the Borrower, and the Borrower hereby consents to such rights and such appointment and hereby waives any objection the Borrower may have thereto or the right to have a bond or other security posted by the Agent in connection therewith.


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     SECTION 15. REMEDIES CUMULATIVE. Each right, power, and remedy of the Agent as provided for in this Agreement, the Credit Agreement or in the other Loan Documents or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy provided for in this Agreement, the Credit Agreement or in the other Loan Documents or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by the Agent of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by the Agent of any or all such other rights, powers or remedies.

     SECTION 16. INDEMNITY AND EXPENSES.

          (a) The Borrower agrees upon demand to pay to the Agent the amount of any and all expenses, including, without limitation, the reasonable fees and expenses of its counsel incurred and of any experts and agents, which the Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or, upon an Event of Default, the sale of, collection from, or other realization upon, any of the Collateral in accordance with this Agreement and the other Loan Documents, (iii) the exercise or enforcement of any of the rights of the Agent hereunder or (iv) the failure by the Borrower to perform or observe any of the provisions hereof.

          (b) The Borrower agrees to indemnify the Agent and the other members of the Lender Group from and against all claims, lawsuits and liabilities (including reasonable attorneys' fees) growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), the Credit Agreement or any other Loan Document to which the Borrower is a party, except claims, losses or liabilities resulting from the gross negligence or willful misconduct of the party seeking indemnification as determined by a final non-appealable order of a court of competent jurisdiction.

     SECTION 17. POSSESSION UNTIL DEFAULT. Until an Event of Default shall occur and be continuing, except as otherwise provided in this Agreement, the Credit Agreement or other Loan Documents, the Borrower shall have the right to possession and enjoyment of the Collateral, subject to and upon the terms hereof and of the Credit Agreement and other Loan Documents.

     SECTION 18. AMENDMENTS; ETC. No waiver of any provision of this Agreement, and no consent to any departure by the Borrower herefrom, shall in any event be effective unless the same shall be in writing and signed by the Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No amendment of any provision of this Agreement shall be effective unless the same shall be in writing and signed by the Agent and the Borrower.


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     SECTION 19. ADDRESSES FOR NOTICES. All notices and other communications provided for hereunder shall be given in the form and manner prescribed for notices in the Credit Agreement at the addresses for the Borrower and the Agent as specified on the signature page hereto, or, as to any party, at such other address as shall be designated by such party in a written notice to the other party.

     SECTION 20. CONTINUING SECURITY INTEREST: ASSIGNMENTS UNDER CREDIT AGREEMENT. This Agreement shall create a continuing security interest in the Collateral and shall (a) terminate only when the Secured Obligations have been paid in full and all obligations of the Lender Group to extend credit to the Borrower under the Credit Agreement have terminated, (b) be binding upon the Borrower, its successors and assigns, and (c) inure to the benefit of, and be enforceable by, the Agent and the other members of the Lender Group and their successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), the Agent or any Bank may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including, without limitation, all, or any ratable part, of the Secured Obligations) its obligation to extend credit under the Credit Agreement and the other rights and obligations of the Agent or such Bank under the Credit Agreement and the other Loan Documents to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to the Agent or the benefit of the Lender Group, as applicable, herein or otherwise. Upon the payment in full in cash of the Secured Obligations and the expiration or termination of all obligations of the Lender Group to extend credit to the Borrower under the Credit Agreement, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Borrower. No transfer or renewal, extension, assignment or termination of this Agreement or of the Credit Agreement, any other Loan Document or any other instrument or document executed and delivered by the Borrower to the Agent nor any additional extension of credit by the Lender Group to the Borrower, nor the taking of further security, nor the retaking or re-delivery of the Collateral to the Borrower by the Agent, nor any other act of the Agent or any other member of the Lender Group shall release the Borrower from any obligation, except a release or discharge executed in writing by the Agent with respect to such obligation or payment of such obligation or upon full satisfaction in cash of all the Secured Obligations. The Agent or any other member of the Lender Group shall not by any act, delay, omission or otherwise, be deemed to have waived any of their rights or remedies hereunder, unless such waiver is in writing and signed by the Agent and then only to the extent therein set forth. A waiver by the Agent of any right or remedy on any occasion shall not be construed as a bar to the exercise of any such right or remedy which the Agent would otherwise have had on any other occasion.

     SECTION 21. GOVERNING LAW; TERMS. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder, in


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respect of any particular Collateral are governed by the laws of a jurisdiction other than the State of New York.

     SECTION 22. MISCELLANEOUS.

          (a) This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of this Agreement by facsimile shall be equally as effective as delivery of an original executed counterpart of this Agreement.

          (b) Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

          (c) The paragraph titles herein are for convenience of reference only, and shall not affect in any way the interpretation of any of the provisions hereof.

          (d) Time is of the essence of this Agreement.


                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]


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     IN WITNESS WHEREOF, each of the Agent and the Borrower has caused this
Agreement to be duly executed and delivered under seal by its officer thereunto duly authorized as of the date first above written.

BORROWER:                          THOMAS & BETTS CORPORATION

                                   By:   /s/ Thomas C. Oviatt
                                         ---------------------------------------
                                   Name:     Thomas C. Oviatt
                                         ---------------------------------------
                                   Title:    Treasurer
                                         ---------------------------------------

Address for Notices:
8155 T&B Boulevard
Memphis, TN 38125
Fax: 901-252-1372
Attn: Treasurer


AGENT:                             WACHOVIA, N.A.

                                   By:       /s/ Howard Kim
                                         ---------------------------------------
                                   Name:     Howard Kim
                                         ---------------------------------------
                                   Title:    Senior Vice President
                                         ---------------------------------------

Address for Notices:
Wachovia Bank, N.A.
191 Peachtree Street, N.E.
Atlanta, Georgia 30303
Attn: Howard Kim
     ------------------------
Fax:  404-332-6920
     ------------------------

                                   SCHEDULE 1

                           NAME AND FEIN FOR BORROWER


     Thomas & Betts Corporation (22-1326940)

     During the past five years Thomas & Betts Corporation also operated under the same name as a New Jersey corporation, prior to being reincorporated in Tennessee in 1996.

                                   SCHEDULE 2

                    CHIEF EXECUTIVE OFFICE, RECORDS LOCATION,

                           Thomas & Betts Corporation
                               8155 T&B Boulevard
                                Memphis, TN 38125

                                   SCHEDULE 3

           LEASES OF REAL PROPERTY; INVENTORY AND EQUIPMENT LOCATIONS


                         See Exhibit A attached hereto.

        UNITED STATES PROPERTY LISTING SORTED BY STATUS CODE & LOCATION
                                   7/20/2001

STATUS CODE

1 = Idle Facilities                     O:  Office
2 = Sold/Terminated/Expired Facilit     O/W/M: Office/Warehouse/Manufacturing
3 = Active Facilities                   SO:  Sales Office
4 = Subleased/Leased Facilities         W:  Warehouse

APRIL 2001 REVISIONS     JUNE 2001 REVISIONS
MAY 2001 REVISIONS       JULY 2001 REVISIONS

------------------------------------------------------------------------------------------------------------------------------------
Status         (City)                    (State)                      Thru
 Code         Location                  Location                    Acquired                            Address
------------------------------------------------------------------------------------------------------------------------------------
  1       St. Peters               Missouri                        Electrical             1236 Jungerman Rd. Suite A
  1       Spartanburg              South Carolina           Electrical/Tool Services      355-B Blackstock Rd.
  3       Mobile                   Alabama                      Electrical/Ocal           400 Dunlap Rd., Pinto Island
  3       Mobile                   Alabama                      Electrical/Ocal           400 Dunlap Rd., Pinto Island
  3       Tempe                    Arizona                         Electrical             1204 E. Baseline Ste 200
  3       Jonesboro                Arkansas                        Electrical             5601 E. Highland
  3       Jonesboro                Arkansas                          Reznor               6555 Highway 1 South  Zip: 72404
  3       Carlsbad                 California                      Electrical             701 Palomar Airport Rd, Suite 240
  3       Loomis                   California                      Electrical             6225 South Walnut Street, Suite F
  3       South Gate               California                  Electrical/Bowers          8685 Bowers Ave
  3       Englewood                Colorado                      Comms/Diamond            385 Inverness Drive South, Suite 190
  3       Brooksville              Florida                         Electrical             Warehouse #3, 3336 Mustang Drive
  3       Atlanta                  Georgia                         Electrical             9040 Roswell Rd Suite 150
  3       Bainbridge               Georgia                    ELECTRICAL/LIGHTING         203 Airport Rd
  3       Vidalia                  Georgia                         Electrical             2803 North Street East
  3       Addison                  Illinois                        Electrical             21 W. 209 Lake Street, Space No. 103
                                                                                            Zip: 60101 (Storage for Bloomingdale
                                                                                            S.O.)
  3       Bloomingdale             Illinois                        Electrical             113 Fairfield Way Ste 207
  3       MARSHFIELD               MASSACHUSETTS            ELECTRICAL/DARK TO LIGHT      OFFICE #12, 858 PLAIN STREET  ZIP:02050
  3       Westford                 Massachusetts                   Electrical             319 Littleton Rd,Unit 201
  3       Farmington Hills         Michigan                        Electrical             25882 Orchard Lake Road, Suite 208
  3       St. Joseph               Michigan                        Structures             2800 Niles Rd  49085
  3       Sparks                   Nevada                         Distribution            250  Lillard Drive
  3       South Plainfield         New Jersey                      Electrical             51 Cragwood Road, Suite 306
  3       Albuquerque              New Mexico                  ELECTRICAL/AMERACE         2801 Broadbent Parkway NE, Suites D, E. F
  3       Charlotte                North Carolina                  Electrical             8514 McAlpine Park Dr Suite 145
  3       Barnesville              Ohio                       Electrical/Shamrock         519 Watts Avenue
  3       Barnesville              Ohio                       Electrical/Shamrock         265 South Chestnut St.
  3       Pittsburgh               Pennsylvania                    Electrical             363 Vanadium Rd.,  1st Flr.
  3       Quakertown               Pennsylvania                 Electrical/Tools          200 Commerce Blvd., Milford Township,
                                                                                            Bucks County
  3       Athens                   Tennessee                       Electrical             276 Dennis St.
  3       Brentwood                Tennessee                       Electrical             155 Franklin Rd., Ste. 133,
                                                                                            The Ramparts of Brentwood
  3       Memphis                  Tennessee                     Administrative           4800 Southridge Blvd. #17-18
  3       Memphis                  Tennessee                     Administrative           Wilson Air Center, 1629 Winchester Roda
  3       Memphis                  Tennessee                     Administrative           Wilson Air Center, 1629 Winchester Road
  3       Memphis                  Tennessee                     Administrative           Southwind-Building
  3       Memphis                  Tennessee                     Administrative           Southwind-Lake
  3       Memphis                  Tennessee                     Administrative           Southwind-Land
  3       Addison                  Texas                           Electrical             4004 Beltline Rd, Suite 112
  3       Houston                  Texas                           Electrical             6450 Clara St. #150
  3       Laredo                   Texas                          Distribution            407 Interamerica
  3       Seattle                  Washington                      Electrical             1101 N. Northlake Way Suite 101
  4       Bridgewater              New Jersey                    Administrative           1001 Frontier Road
  4       Warminster               Pennsylvania                    Electrical             841 Nina Way, Section 2
====================================================================================================================================

====================================================================================================================================
  1       Osawatomie               Kansas                        MPD/EKCampbell           820 6th St
  1       Canton                   Massachusetts                  Comms/Augat             300 Pine St.
  1       Garwood                  New Jersey                    Comms/Diamond            500 North Avenue
  1       Stetzer                  Ohio                        ELECTRICAL/AMERACE         28 Liberty, Crawford County
  1       Stillwater               Oklahoma                    ELECTRICAL/AMERACE
  1       Pittsburgh               Pennsylvania             Electrical/Midland Ross       1207 Columbus Ave
  1       St. Matthews             South Carolina              Electrical/Kaufel          473 Belleville Rd
  4       Attleboro                Massachusetts                  Comms/Augat             33 Perry Ave
====================================================================================================================================

====================================================================================================================================
  3       Brooksville              Florida                         Electrical             16228 Flight Path Drive
  3       Bainbridge               Georgia                    ELECTRICAL/LIGHTING         213 Airport Rd.
  3       Boston                   Massachusetts              Electrical/LE Mason         98, 99, 100, 101 & 103 Business Street
  3       Orange                   Massachusetts              Electrical/Catamount        158 Governor Dr.
  3       Byhalia                  Mississippi                    Distribution            442 E. Stonewall Rd
  3       Southaven                Mississippi                     Electrical             8735 Hamilton Rd.
  3       Hackettstown             New Jersey                  ELECTRICAL/AMERACE         Route 24
  3       Hackettstown             New Jersey                  ELECTRICAL/AMERACE         1 Esna Park on Newburg Rd
  3       Albuquerque              New Mexico                  ELECTRICAL/AMERACE         6625 Blue Water Rd NW
  3       Horseheads               New York                       Comms/Augat             224 North Main Bldg K
  3       Mercer                   Pennsylvania                       MPD                 150 McKinley Ave
  3       Lancaster                South Carolina                  Structures             3468 Old Camden Hwy
  3       Athens                   Tennessee                       Electrical             260 Dennis St.
  3       Portland                 Tennessee                       Electrical             200 Challenger Dr.
  3       Portland                 Tennessee                       Electrical             ancillary resin bldg
  3       Houston                  Texas                           Structures             8700 N. Fairbanks Rd
  3       Hager City               Wisconsin                       Structures             Hwy 63 North
  4       Hager City               Wisconsin                       Structures             Hwy 63 North (Vacant Land
                                                                                            Surrounding Bldg)
====================================================================================================================================

----------------------------------------------------------------------------------------------
Facility               Status                Sqft             Begins          Expires
 Type of              Own/Lease             Total             Lease            Lease
----------------------------------------------------------------------------------------------
    SO                  Lease                 1,420          6/1/1999         5/31/2002              1
    O                   Lease                 1,070          10/1/2000        9/30/2003              1
  O/W/M                 Lease                     ?          6/22/1988        12/31/2001             0
   Land                 Lease                     -          7/1/2001         12/31/2002             1
    SO                  Lease                 1,342          6/1/1999         5/31/2002              1
  O/W/M                 Lease               246,0004        11/14/1994        11/13/2004             1
    W                   Lease                75,000          4/2/2001          4/1/2002              1
    SO                  Lease                 1,139          12/1/1999        11/30/2004             1
    SO                  Lease                   500          1/1/2001         12/31/2001             1
  O/W/M                 Lease               213,000          1/5/1997          1/5/2003              1
    SO                  Lease                 1,528          8/1/1999         7/31/2002              1
    W                   Lease                 3,000          5/1/2001         4/30/2002              1
    SO                  Lease                 1,425          6/1/1999         5/31/2002              1
  O/W/M                 Lease                15,000          7/1/2000         12/31/2001             1
  O/W/M                 Lease               180,000          1/31/1994        1/30/2002              1
 Storage                Lease                   100          5/3/1994           M to M               1
    SO                  Lease                 1,800          8/1/2000         7/31/2002              1
    O                   LEASE                   800          4/1/2001           M TO M               1
    SO                  Lease                 1,058          4/6/2000          4/5/2002              1
    SO                  Lease                   968          1/1/1998         12/31/2001             1
    SO                  Lease                   300          1/1/2000           M to M               1
    W                   Lease               283,037          8/26/1994        1/25/2005              1
   S.O.                 Lease                 1,535          7/1/2000         6/30/2003              1
  O/W/M                 Lease                25,025          1/1/1999         12/31/2003             1
    SO                  Lease                 1,602          5/1/2001         4/30/2002              1
  O/W/M                 Lease                 6,000                             M TO M               1
  O/W/M                 Lease               110,000          9/14/1999        9/30/2003              1
    SO                  Lease                 2,736          1/1/2000         1/31/2002              1
  O/W/M                 Lease                20,020          9/1/2000         8/31/2005              1

    W                   Lease                71,577          12/8/1999         2/7/2002              1
    SO                  Lease                   886          4/15/2000        4/14/2003              1

   STOR                 Lease                20,000          7/17/1996        10/31/2002             1
   HNGR                 Lease                 9,000          9/30/1996        9/29/2001              1
  HNGR O                Lease                 1,7416        11/15/1996        11/14/2001             0
    O                   Lease               214,000                           10/1/2017              1
   Lake                 Lease                     -                           10/1/2017              0
   Land                 Lease                     -                           5/31/2016              0
    SO                  Lease                 1,243          4/1/2000         3/31/2003              1
  O/W/M                 Lease                35,805          2/3/2001          2/2/2002              1
    W                   Lease                19,400          5/31/1999        12/31/2001             1
    SO                  Lease                   950          3/1/2001         2/28/2004              1
    O                   Lease                71,2341        12/31/1991        12/31/2006             1
  O/W/M                 Lease                15,000          5/1/2000         4/30/2003              1
==============================================================================================
                    Total Leased          1,656,241                                                 39
==============================================================================================
  O/W/M                  Own                 42,650                                                  1
  O/W/M                  Own                 29,725                                                  1
  O/W/M                  Own                 70,000                                                  1
 Landfill                Own                      -                                                  1
 Landfill                Own                      -                                                  1
  O/W/M                  Own                113,000                                                  1
  O/W/M                  Own                 84,600                                                  1
  O/W/M                  Own                 42,000                                                  1
==============================================================================================
                  Total Own - Idle          381,975                                                  8
==============================================================================================
  O/W/M             Own B/Lease L            65,000          4/1/1990          4/1/2140              1
  O/W/M                  Own                146,588                                                  1
  O/W/M                  Own                185,000                                                  1
  O/W/M                  Own                116,000                                                  1
    W                    Own                960,000                                                  1
  O/W/M                  Own                236,648                                                  1
   R&D                   Own                 34,000                                                  1
  O/W/M                  Own                134,000                                                  1
  O/W/M                  Own                100,000                                                  1
  O/W/M                  Own                268,000                                                  1
  O/W/M                  Own                227,050                                                  1
  O/W/M                  Own                105,000                                                  1
  O/W/M                  Own                315,000                                                  1
  O/W/M                  Own                142,000                                                  1
    W                    Own                 20,000                                                  1
  O/W/M                  Own                136,172                                                  1
  O/W/M                  Own                171,206                                                  1
Farm Land                Own                                                                         0
==============================================================================================
Total Owned - Active                      3,361,664                                                 17
==============================================================================================
Total Owned - Active + Idle               3,743,639                                                 25
==============================================================================================
Total Leased & Owned                      5,399,880                                                 64
==============================================================================================

                                   SCHEDULE 4

                           UCC-1 FILING JURISDICTIONS

                         Alabama Secretary of State

                         Connecticut Secretary of State

                         Florida Secretary of State

                         Tennessee Secretary of State

                         Mississippi Secretary of State
                         Mississippi (DeSoto County)
                         Mississippi (Marshall County)